UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22211

IVA FIDUCIARY TRUST

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY 10022

(Address of principal executive offices) (zip code)

Michael W. Malafronte International Value Advisers, LLC 717 Fifth Avenue
10th Floor
New York, NY 10022

(Name and address of agent for service)

Copy to:

Michael S. Caccese, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: CPH 0326 100 Huntington Avenue, Tower 2, 3rd Floor Boston, MA 02116

Registrant’s telephone number, including area code: (212) 584-3570

Date of fiscal year end: September 30
Date of reporting period: March 31, 2016

Item 1. Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Semi-Annual Report
March 31, 2016

Advised by International Value Advisers, LLC	An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents	IVA Funds

2	An Owner’s Manual
3	Letter from the President
4	Letter from the Portfolio Managers
7	Management’s Discussion of Fund Performance
IVA Worldwide Fund
10	Performance
11	Portfolio Composition
12	Schedule of Investments
IVA International Fund
20	Performance
21	Portfolio Composition
22	Schedule of Investments
30	Statements of Assets and Liabilities
31	Statements of Operations
32	Statements of Changes in Net Assets
33	Financial Highlights
39	Notes to Financial Statements
47	Additional Information
48	Fund Expenses

1

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), we seek to perform better than the MSCI All Country World Index, in the case of your IVA Worldwide Fund, and the MSCI All Country World (ex-U.S.) Index, in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager, yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally, is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.”

We like the flexibility to invest in small, medium and large companies, depending on where we see value.

We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

We hold some gold, either in bullion form or via gold mining securities, as we feel it provides a good hedge in either an inflationary or deflationary period, and it can help mitigate currency debasement over time.

We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

2

Letter from the President	IVA Funds

Dear Shareholder:

This report covers the six month period ending March 31, 2016. The IVA Worldwide and IVA International Fund (the “Funds”) are now in their eighth year and the Funds’ investment adviser, International Value Advisers, LLC, remains pleased with the Funds’ performance since their inception on October 1, 2008.

Global markets once again had a cruel stretch as news emanating out of China caused markets to fall dramatically from mid/late-November through early February. This type of intense volatility is not unexpected as liquidity in high yield and distressed debt becomes scarce, Chinese policy makers battle the implications of a bursting credit bubble, lower energy markets have a more pronounced impact on employment and consumption, and central bankers around the world become willing to experiment with negative nominal interest rates.

In addition to the above mentioned factors which are contributing to global financial imbalances, many industries are in a state of flux because of new entrants and new technologies. The challenges that this presents to many companies makes stock picking more important than ever. We believe that our investment team is well equipped to provide not only strong quantitative analysis, but also the qualitative analysis necessary to determine which companies can sustain their margins and thrive in this challenging environment.

With all of these factors at play, our ability to deliver a combination of stock picking and minimize drawdowns is paramount. IVA feels very fortunate that the Funds are led by Charles de Vaulx and Chuck de Lardemelle with their team of analysts and traders.

It continues to be tremendously fulfilling to build IVA and the Funds. We believe that in the process we have nurtured a culture where everyone at IVA respects the work we are doing on behalf of our clients.

I want to offer my thanks to all my colleagues and to our shareholders for their continued support.

Michael W. Malafronte, President

Effective February 22, 2011, the IVA Worldwide Fund and IVA International Fund are closed to new investors.

Drawdown is the peak-to-trough decline during a specific record period of a fund. A drawdown is usually quoted as a percentage between the peak and the trough.

3

Letter from the Portfolio Managers	IVA Funds

May 4, 2016

Dear Shareholder:

The post-Bretton Woods monetary system, in place since 1971, entered a new chapter few ever envisioned: the era of long-term negative interest rates is upon us. In Japan and Switzerland, 10-year government bonds currently yield less than zero to maturity. Nobody knows how the book ends. Given the perverse incentives induced by these policies, the script is more likely to be turned into a horror movie than a Disney blockbuster, we believe. Only time will tell though. These aggressive policies by central bankers in the developed world, far from enticing companies to invest and add productive capacity, send an ignominious signal: all is not well. Far from stirring consumption, such low rates force consumers to save more for the future. Instead of helping companies deleverage, these policies subsidize poorly managed corporations, steering zombie companies away from bankruptcy. What these policies have achieved though, is to inflate values in almost all asset classes.

Despite the recent efforts to normalize interest rates (the U.S. Federal Reserve hiked short term interest rates for the first time in ten years in December 2015), the financial environment remains highly accommodative, more than seven years after the global financial system nearly collapsed. The economic cycle in the U.S. is now fairly advanced: U.S. vehicle sales are near a record, and U.S. unemployment is at low levels. The U.S. financial system is, in our opinion, now well capitalized, a great achievement, in sharp contrast to the situation that prevailed in 2008. Credit growth in the developed world has been tepid to non-existent since 2009, hopefully preventing the formation of major systemic bubbles. In emerging markets however, credit growth has been massive, led by China. Brazil is already well into its credit bubble aftermath. China remains in denial and seems to be fighting gravity: the state-controlled corporate sector shows poor profitability, high debt and has to contend with rapidly rising labor costs, while the Chinese currency remains pegged for now to a basket of currencies.

The combination of nosebleed valuations, a well advanced economic cycle in the US, unsustainably high profitability by many listed corporations in the developed world, and extremely low, manipulated interest rates are the reasons why we remain cautiously positioned, with roughly 50% in equities and 40% in cash in both Funds. (gold bullion and high yield bonds account for the remainder.)

Our primary mandate is preservation of capital. Over time we want to do better than equity benchmarks. Because cash (invested in short-term commercial paper of our choosing) yields very little, many investors are pushed into risky asset classes at the wrong time. We refuse to succumb to the sirens. Our roughly 50% in equities is the result of carefully selecting securities that traded at reasonable discounts to our estimate of their intrinsic values at the time of our investment. (We define intrinsic value as the amount a knowledgeable investor would pay in cash, for the whole company.) We insist on good balance sheets, so that, if our assessment turns out to be inaccurate, the downside will hopefully be limited; we are willing to accept lower discounts for better businesses, and for good capital allocation by management. We demand much larger discounts for more average businesses and for less than stellar capital allocation.

Both Funds have an allocation to gold bullion to provide a hedge against extreme outcomes. The Greek population (who suffered through devastating deflation in the recent years) and the Venezuelans (who went through hyperinflation) both recently witnessed how gold offered protection and relative stability as an investment in the worst possible investment environments. Gold acted as expected during the first six weeks of 2016: as financial markets tanked under a deflationary scare, gold went up, offering some offset to paper losses on equities in your Funds.

4

Letter from the Portfolio Managers	IVA Funds

The cash in your Funds will be deployed when bargains show up. Far from burning a hole in the Funds’ pockets, we believe cash has meaningful optionality value and will be the dry powder used to pounce when prices get attractive enough.

A few sectors and geographies are currently in a state of flux, upheaval or recession, yet finding bargains there remains a challenge:

Brazil is going through its worst recession in decades, after politicians squandered the spoils of a commodity boom driven by the Chinese economic growth. While earnings in Brazil are arguably depressed, valuation multiples are not. Moreover, the Brazilian real (the local currency), is expensive to hedge, and has not yet devalued to a level that would make Corporate Brazil highly competitive in global trade.

The Chinese economy is also currently experiencing a slowdown, if not worse. As a result, a number of Hong Kong listed securities appear to be trading either at low multiples of earnings, or low multiples of stated net asset value. In sharp contrast to the Asian Crisis of the late 90’s, this time markets are ‘aware’ of the Chinese risk and are applying sometimes heavy discounts to headline numbers. We remain wary of these situations however, as China seems to have gone through a classic credit bubble: heavy credit growth since 2008, such credit allocated perhaps not on business merits, but on political connections. The main culprits of credit excesses appear to be Chinese State Owned Enterprises (SOEs), where loans may have been granted regardless of the ability to repay. Given the size of the Chinese economy today, this remains, in our opinion, the largest threat to the world economy.

Oil and gas, and commodities in general, have suffered devastating blows from overcapacity coming on line at the same time the Chinese economy slowed down. While oil and gas exploration and production companies have derated substantially, we believe most continue to discount USD 60 per barrel or more for oil prices, versus a spot market closer to USD 45 per barrel of oil. The U.S. shale oil revolution has unlocked tremendous new supply that may hit the market well below USD 60 per barrel. And low interest rates have delayed necessary bankruptcies in the industry. We have been able to buy a couple distressed bonds of equipment providers for the mining industry (Joy Global Inc. for the Worldwide Fund) and some bonds backed by oil rigs or helicopters (Rowan Cos., Inc. for both Funds, and Era Group Inc. for the Worldwide Fund).

Lastly, financials, more specifically banks, come to mind: in developed economies and in China, many banks are trading at low multiples of book value by historical standards. Chinese banks are un-investable for us today given the opacity of their loan books and our belief that credit has been overextended in China. In recent weeks however, we made two new investments in financials in the U.S. for the Worldwide Fund (we disclosed the investment in Bank of America Corp. in this report). The key question today on financials in the U.S. is not one of solvency in an economic downturn; the difficulty lies in assessing the return on equity of such institutions over a cycle under the new regime of overregulation and high capital requirements. We suspect such return on equity over a full economic cycle will be adequate, but far from stellar, for many financial institutions in America. While we believe U.S. banks and the U.S. financial system as a whole are well capitalized, we have doubts about many European banks. They often remain undercapitalized and the regulations in Europe carry what we believe to be a substantial flaw: all government bonds are considered free of default risk. However, Greek, Italian, Portuguese, Spanish or French government bonds all carry the risk of a political earthquake: the election of a party advocating an exit from the currency union. Will Great Britain show the path in its upcoming referendum on EU membership?

5

Letter from the Portfolio Managers	IVA Funds

Despite this challenging environment, our investment team has been able to unearth some gems over the last few years. Among our top 10 holdings in both Funds, we own well capitalized, and for the most part well managed companies. A number of those went up in price since we first bought them, and therefore, the discounts may not be as attractive as they once were. If they remain properly managed and capital allocation as well as governance are of high quality (Nestlé SA comes to mind), we may be willing to hold (not buy, simply hold) such securities closer to intrinsic value. Some still offer large discounts in our opinion (Samsung Electronics Co., Ltd., Hyundai Mobis, Co., Ltd. come to mind), albeit both groups suffer from questionable corporate governance. Both are low cost producers and enjoy what we believe are sustainable competitive advantages (scale and R&D for Samsung; scale and heavy plant automation for Hyundai Motors, partly owned by Hyundai Mobis). Whilst we have had to reduce our intrinsic value estimates on two names, News Corp. and DeVry Education Group Inc., both came down a lot in price and thus currently trade at a sizable discount to what we think they are worth. News Corp.’s value has been impaired by a continued difficult environment for their newspapers, a weaker Australian dollar and the expensive acquisitions of Move Inc. and iProperty Group Ltd. A substantial part of News Corp.’s value though resides in their ownership of a stake in REA Group Ltd, a dominant and highly profitable real estate portal in Australia. As for DeVry (which only the Worldwide Fund owns), our intrinsic value estimate was impaired as we underestimated the extent of the decline of the BTM (Business, Technology, Management) segment. We note, however, that the overwhelming majority of DeVry’s profits come from its healthcare schools (Nursing, Veterinary, and Physicians) where student loan defaults have been negligible.

Finally, a word on Astellas Pharma Inc., owned by both Funds. Astellas is the perfect antithesis of Valeant: Astellas spends substantial amounts on R&D (around 17% of revenues) and develops life-saving drugs, recently in oncology with Xtandi (treatment of prostate cancer); has no financial leverage; does not engage in price gouging; has a strong pipeline and conservative accounting; allocates capital well; pays dividends; buys back shares at reasonable prices whilst maintaining a substantial net cash position: exercises restraint in compensation of senior executives; is not promotional; and trades at a single digit multiple of earnings before interest, amortization and taxes. One risk, however, is that high healthcare costs in the U.S. lead to greater regulation of drug prices in the U.S. Such a development would be a negative for Astellas. We believe that risk is more than priced in at the current stock price.

We continue to search the world for opportunities, with a focus on controlling risk: reasonable position sizes, good balance sheets, and acceptable discounts at time of investment are three key pillars of risk mitigation.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Charles de Lardemelle, Portfolio Manager

6

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

The period was volatile for global markets as investors grappled with uncertainties and fear on many fronts and central banks continued their aggressive easing policies. Diverging from other global central banks, the U.S. Federal Reserve raised the benchmark interest rate by 0.25 percentage points in December. This move was largely anticipated and was initially well received. However, Fed Chairwoman Janet Yellen became increasingly dovish after an extremely difficult start to 2016 that saw renewed concerns over China, emerging market debt, sinking oil prices, widening credit spreads, falling earnings, and political uncertainty in multiple regions. Yellen’s signal to markets in March that the Fed intends to keep rates lower for longer put her closer in line with her global counterparts: in January, the Bank of Japan adopted negative interest rates and in March, the European Central Bank announced additional quantitative easing (QE) measures, going so far as to say that if this new “bazooka” approach does not work the next step could be helicopter drops of money for citizens to spend. We believe this continued market manipulation by central banks, along with financial imbalances, a morose global economic outlook and unattractive valuations, reinforces the need for caution as we navigate these treacherous markets.

We were able to find some new equity opportunities in both Funds over the period. In Japan, we initiated a position in a technology company, F@N Communications, Inc., and in Switzerland we added a consumer discretionary name, Compagnie Financière Richemont SA. In the Worldwide Fund, we added Bank of America Corp. (United States, financials). Although we were able to find new opportunities over the period and add to some of our existing positions as volatility picked up, at the same time we had to trim or entirely eliminate many names that reached our intrinsic value estimates. Our equity exposure decreased from 51.5% to 50.7% in the Worldwide Fund and decreased slightly from 51.8% to 51.7% in the International Fund.

As cracks widened in the high yield market during the period, we were able to add a new oil services name in both Funds – Rowan Cos., Inc. We also increased the position size of some of our existing high yield names. At the same time, as we found higher yielding opportunities, we eliminated our Wendel bonds which had recently become to us akin to quasi-cash in euros. As a result, our corporate bond exposure decreased from 5.3% to 3.2% in the Worldwide Fund and from 5.3% to 3.7% in the International Fund. We also reduced our short-dated bonds that are denominated in Singapore dollars in both Funds as Singapore is located in what we believe may be a “bad neighborhood” for a while – Asia. Our Singapore dollar bond exposure decreased from 3.2% to 0.5% in the Worldwide Fund and from 4.1% to 1.2% in the International Fund.

In large part because of this reduction in quasi-cash fixed income positions, our cash position increased in both Funds over the period. In the Worldwide Fund, it went from 35.2% to 40.1% and in the International Fund it went from 33.2% to 36.6%.

Our exposure to gold through gold bullion increased from 4.6% to 5.8% in the Worldwide Fund and from 5.3% to 6.6% in the International Fund. The increase was through both appreciation and additional investment. We began adding to gold approximately a year ago as it became apparent that central banks would probably be tempted to try yet more ineffective policies, while the Fed would likely delay hiking interest rates in the U.S. as long as possible. At IVA, we use gold as a hedge in our portfolios and believe that at today’s prices, and considering the cash levels in our portfolios, our current allocations to gold bullion are both warranted and prudent.

7

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA Worldwide Fund

The IVA Worldwide Fund Class A, at net asset value, returned 1.99% over the six month period ending March 31, 2016 compared to the MSCI All Country World Index (Net) (the “Index”) return of 5.28% over the same period.

Our cash position hurt us over the period, especially in the months of October 2015 and March 2016, during which markets posted strong gains. However, that cash helped protect on the downside when markets were sharply down over the first six weeks of 2016 and the Fund was down only approximately 40% of the Index. Our equities were up 5.3% for the period, compared to those in the Index* which were up 5.1%. Our names in the U.S. contributed the most to return, adding 1.1%, led by a number of names in technology. However, on a relative basis we were hurt by our underweight to the U.S., as the U.S. contributed 3.9% to the Index’s performance. South Korea contributed 0.8% and Continental Europe contributed 0.5%. In South Korea, performance was led by two top 10 names – Samsung Electronics Co., Ltd. (technology) and Hyundai Mobis Co., Ltd. (consumer discretionary). South Africa detracted the most by country, taking away -0.3%. The United Kingdom and Hong Kong detracted a total of -0.3%. By sector, our names in consumer discretionary detracted the most, -0.3%, hurt by underperformance in a top 10 name – DeVry Education Group Inc. (U.S.). Utilities and telecommunication services detracted a total of -0.01%. Technology was the top performing sector, adding 1.7%, led by our U.S. names. Our industrials and holding company names contributed a total of 1.1%.

The top five individual equity contributors to return this period were: Samsung Electronics Co., Ltd., Berkshire Hathaway Inc. Class ‘A’ and ‘B’, (U.S., holding company), Oracle Corp. (U.S., technology), Hyundai Mobis Co., Ltd, and Emerson Electric Co. (U.S., industrials). The top five individual detractors were: DeVry Education Group Inc., Net 1 U.E.P.S. Technologies, Inc. (South Africa, technology), Bolloré SA (France, industrials), HSBC Holdings Plc (U.K., financials), and Millenium & Copthorne Hotels Plc (U.K., consumer discretionary).

Collectively, fixed income detracted -0.5%. Gold was up 10.2%, contributing 0.6%.

Our currency hedges detracted -0.2%. We decreased our hedge on the euro to 10% from 30% over the period and also decreased our hedge on the Japanese yen from 51% to 26%. Our hedges on the Australian dollar and South Korean won remained relatively unchanged, ending the quarter at 41% and 30%, respectively.

8

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA International Fund

The IVA International Fund Class A, at net asset value, returned 1.96% over the six month period ending March 31, 2016 compared to the MSCI All Country World (ex-U.S.) Index (Net) (the “Index”) return of 2.86% over the same period.

Our cash position hurt us over the period, especially in the months of October 2015 and March 2016, during which markets posted strong gains. However, that cash helped protect on the downside when markets were sharply down over the first six weeks of 2016 and the Fund was down only approximately 45% of the Index. Our equities were up 5.1% for the period, compared to those in the Index* which were up 2.6%. Our names in Continental Europe contributed the most to performance, adding 1.3%, led by two top 10 names in France – Alten SA (technology) and Fimalac SA (financials). South Korea contributed 0.9% and Japan contributed 0.8%. In South Korea, we were helped the most by two top 10 names – Samsung Electronics Co., Ltd. (technology) and Hyundai Mobis Co., Ltd. (consumer discretionary). South Africa detracted the most by country, taking away -0.4%. The United Kingdom and China detracted a total of -0.4%. By sector, our names in telecommunication services detracted the most, taking away -0.1%. Financials and utilities detracted a total of -0.03%. Technology contributed the most to performance by sector, adding 1.2%, led by Samsung Electronics Co., Ltd. and Alten SA. Our consumer discretionary and industrials names contributed a total of 0.8%.

The top five individual equity contributors to return this period were: Samsung Electronics Co., Ltd., Genting Malaysia Berhad (Malaysia, consumer discretionary), Alten SA, Fimalac SA, and First Resources Ltd. (Singapore, consumer staples). The top five individual detractors were: Net 1 U.E.P.S. Technologies, Inc. (South Africa, technology), Springland International Holdings Ltd. (China, consumer discretionary), Millenium & Copthorne Hotels Plc (U.K., consumer discretionary), Bolloré SA (France, industrials), and Clear Media Ltd. (China, consumer discretionary).

Collectively, fixed income detracted -0.4%. Gold was up 10.2%, contributing 0.7%.

Our currency hedges detracted -0.4%. We decreased our hedge on the euro to 10% from 30% over the period and also decreased our hedge on the Japanese yen from 60% to 36%. Our hedges on the Australian dollar and South Korean won remained relatively unchanged, ending the quarter at 40% and 30%, respectively.

Investment Risks: There are risks associated with investing in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their instrinsic value.

*The Index equity return excludes gold mining stocks.

9

IVA Worldwide Fund	IVA Funds
Performance (unaudited)	As of March 31, 2016

Average Annual Total Returns as of March 31, 2016	Six Months(a)	One Year	Five Year	Since Inception(b)

Class A	1.99%	-2.96%	3.70%	8.45%
Class A (with a 5% maximum initial sales charge)	-3.12%	-7.79%	2.64%	7.71%
Class C	1.58%	-3.74%	2.92%	7.63%
Class I	2.07%	-2.76%	3.96%	8.70%
MSCI All Country World Index (Net)(c)	5.28%	-4.34%	5.22%	6.34%
Consumer Price Index(d)	0.15%	0.92%	1.31%	1.12%

Growth of a $10,000 Initial Investment

(a)	Total returns for periods of less than one year are not annualized.
(b)	The Fund commenced investment operations on October 1, 2008.
(c)
The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(d)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(e)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2016. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.25% (Class A shares); 2.00% (Class C shares); and 1.00% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2016. More recent expense ratios can be found in the Financial Highlights section of this Semi-Annual Report.

10

IVA Worldwide Fund	IVA Funds
Portfolio Composition (unaudited)	As of March 31, 2016

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	5.8%

Berkshire Hathaway Inc., Class ‘A’, Class ‘B’	3.9%

Astellas Pharma Inc.	3.6%

Samsung Electronics Co., Ltd.	3.3%

Nestlé SA	2.4%

News Corp., Class ‘A’, Class ‘B’	2.4%

Oracle Corp.	2.0%

Hyundai Mobis Co., Ltd.	1.7%

DeVry Education Group Inc.	1.6%

Expeditors International of Washington, Inc.	1.4%

Top 10 positions represent 28.1% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

11

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 49.4%

Bermuda | 0.6%
	1,777,000	Jardine Strategic Holdings Ltd.	$53,043,450

China | 0.8%
	15,826,640	Clear Media Ltd.	13,669,422

	27,274,000	Digital China Holdings Ltd.	36,494,952

	86,440,000	Springland International Holdings Ltd.	17,383,050

			67,547,424

France | 5.9%
	1,070,880	Alten SA	65,728,810

	4,669,957	Altran Technologies SA	64,723,827

	17,360,230	Bolloré SA	67,440,847

	3,153,222	Bureau Veritas SA	70,236,092

	539,369	Danone SA	38,365,380

	2,569,505	Engie SA	39,881,167

	186,193	Fimalac SA	20,657,225

	38,398	Financière de l’Odet SA	36,265,254

	96,519	Robertet SA	24,713,711

	61,071	Séché Environnement SA	2,008,338

	338,205	Sodexo SA	36,460,064

	548,683	Thales SA	48,074,663

			514,555,378

Germany | 0.5%
	435,009	Siemens AG	46,108,938

Hong Kong | 0.9%
	4,277,807	Henderson Land Development Co. Ltd.	26,221,548

	44,830,159	Hongkong & Shanghai Hotels Ltd.	47,446,048

			73,667,596

Japan | 6.6%
	23,477,800	Astellas Pharma Inc.	312,182,040

	1,614,100	Azbil Corp.	41,318,780

	2,568,200	Benesse Holdings Inc.	73,934,586

	1,761,300	Cosel Co., Ltd.	16,917,369

	124,000	F@N Communications, Inc.	931,005

	839,800	Icom Inc. (a)	15,349,137

	213,800	Medikit Co., Ltd.	6,857,861

	187,100	Nitto Kohki Co., Ltd.	3,705,593

	348,100	Okinawa Cellular Telephone Co.	9,727,438

	262,500	Techno Medica Co., Ltd.	4,993,669

	1,272,500	Toho Co., Ltd.	33,478,809

	12,865,100	Yahoo Japan Corp.	54,754,835

			574,151,122

Malaysia | 1.2%
	89,366,100	Genting Malaysia Berhad	103,991,310

12	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

SHARES	DESCRIPTION	FAIR VALUE

South Africa | 0.3%
3,130,921	Net 1 U.E.P.S. Technologies Inc. (a)(b)	$28,804,473

South Korea | 5.4%
685,733	Hyundai Mobis Co., Ltd.	149,307,028

133,360	Hyundai Motor Co.	17,783,666

250,092	Kangwon Land, Inc.	8,944,354

252,479	Samsung Electronics Co., Ltd.	289,657,614

		465,692,662

Switzerland | 3.0%
3,795	APG SGA SA	1,582,648

260,504	Compagnie Financière Richemont SA	17,217,024

2,791,062	Nestlé SA	208,556,814

1,881,136	UBS Group AG	30,303,985

		257,660,471

Thailand | 0.2%
21,538,300	Thaicom PCL	17,601,652

United Kingdom | 2.4%
11,541,934	Antofagasta Plc	77,812,877

12,031,906	HSBC Holdings Plc	74,981,458

8,553,652	Millennium & Copthorne Hotels Plc	51,155,473

		203,949,808

United States | 21.6%
16,119	Alphabet Inc., Class ‘A’ (b)	12,297,185

51,864	Alphabet Inc., Class ‘C’ (b)	38,636,087

1,090,208	Amdocs Ltd.	65,870,367

1,133,388	American Capital Agency Corp.	21,115,018

499,941	Aon Plc	52,218,837

3,210,572	Bank of America Corp.	43,406,933

1,345	Berkshire Hathaway Inc., Class ‘A’ (b)	287,090,250

335,463	Berkshire Hathaway Inc., Class ‘B’ (b)	47,595,490

448,424	Cimarex Energy Co.	43,618,202

778,764	CVS Health Corp.	80,781,190

7,824,393	DeVry Education Group Inc. (a)	135,127,267

792,142	Emerson Electric Co.	43,076,682

2,489,263	Expeditors International of Washington, Inc.	121,500,927

746,503	Flowserve Corp.	33,152,198

350,345	Goldman Sachs Group, Inc.	54,997,158

1,517,668	Hewlett Packard Enterprise Co.	26,908,254

2,036,638	HP Inc.	25,091,380

468,846	Ingram Micro Inc., Class ‘A’	16,836,260

	Liberty Interactive Corp. QVC Group,
1,167,355	Series ‘A’ (b)	29,475,714

610,958	Marsh & McLennan Cos., Inc.	37,140,137

See Notes to Financial Statements.	13

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

SHARES		DESCRIPTION	FAIR VALUE

United States | 21.6% (continued)
1,199,779		MasterCard Inc., Class ‘A’	$113,379,116

10,008,849		News Corp., Class ‘A’	127,813,002

5,987,419		News Corp., Class ‘B’	79,333,302

4,204,192		Oracle Corp.	171,993,495

2,217,058		Symantec Corp.	40,749,526

2,839,033		Teradata Corp. (b)	74,496,226

522,955		United Technologies Corp.	52,347,796

			1,876,047,999

		TOTAL COMMON STOCKS
		(Cost — $3,591,814,901)	4,282,822,283

PREFERRED STOCKS – 1.3%

United States | 1.3%
		American Capital Agency Corp.,
308,858		Series ‘A’, 8% due 4/5/2017 (c)	7,946,916

		Annaly Capital Management Inc.:
759,650		Series ‘C’, 7.625% due 5/16/2017 (c)	18,778,548

1,143,675		Series ‘D’, 7.5% due 9/13/2017 (c)	27,837,049

		Apollo Residential Mortgage Inc.,
469,475		Series ‘A’, 8% due 9/20/2017 (c)	10,596,051

		Capstead Mortgage Corp.,
389,498		Series ‘E’, 7.5% due 5/13/2018 (c)	9,375,217

		CYS Investments Inc.:
161,114		Series ‘A’, 7.75% due 8/3/2017 (c)	3,795,846

495,508		Series ‘B’, 7.5% due 4/30/2018 (c)	10,970,547

		Hatteras Financial Corp.,
754,825		Series ‘A’, 7.625% due 8/27/2017 (c)	17,549,681

		MFA Financial Inc.,
390,297		Series ‘B’, 7.5% due 4/15/2018 (c)	9,640,336

		TOTAL PREFERRED STOCKS
		(Cost — $114,105,419)	116,490,191

PRINCIPAL
AMOUNT
CORPORATE NOTES & BONDS – 3.2%

Norway | 0.1%
		Golden Close Maritime Corp. Ltd.,
29,529,629	USD	9% due 10/24/2019 (d)(e)	8,120,648

South Africa | 0.6%
		Gold Fields Orogen Holding (BVI) Ltd.,
56,528,000	USD	4.875% due 10/7/2020 (d)	51,440,480

Switzerland | 0.2%
8,900,000	EUR	UBS AG, 7.152% due 12/21/2017 (f)	10,942,952

		UBS Preferred Funding Trust V,
8,967,000	USD	6.243% due 5/15/2016 (f)	8,989,417

			19,932,369

14	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

United States | 2.3%
			Brandywine Operating Partnership, LP,
	6,070,000	USD	5.7% due 5/1/2017	$6,281,303

	9,684,000	USD	Era Group Inc., 7.75% due 12/15/2022	8,037,720

			Intelsat Jackson Holdings Ltd.:
	31,868,000	USD	7.5% due 4/1/2021	20,395,520

	32,829,000	USD	6.625% due 12/15/2022	17,727,660

	82,673,000	USD	5.5% due 8/1/2023	50,223,847

			Intelsat Luxembourg SA,
	27,709,000	USD	7.75% due 6/1/2021	8,381,972

			Joy Global Inc.,
	49,528,000	USD	5.125% due 10/15/2021	42,182,156

			MFA Financial Inc.,
	370,291		8% due 4/15/2042 (g)	9,449,826

			Rowan Cos., Inc.:
	40,096,000	USD	4.875% due 6/1/2022	28,575,537

	4,748,000	USD	4.75% due 1/15/2024	3,266,083

				194,521,624

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $327,423,120)	274,015,121

SOVEREIGN GOVERNMENT BONDS – 0.5%

Singapore | 0.5%
			Government of Singapore:
	7,038,000	SGD	0.5% due 4/1/2018	5,192,199

	49,948,000	SGD	2.5% due 6/1/2019	38,836,298

			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $43,263,855)	44,028,497

	OUNCES
COMMODITIES – 5.8%
	406,995		Gold Bullion (b)	501,047,247

			TOTAL COMMODITIES
			(Cost — $536,932,320)	501,047,247

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 40.1%

Commercial Paper | 38.3%
			Abbott Laboratories:
	21,200,000	USD	0.52% due 4/11/2016 (d)	21,198,283

	18,000,000	USD	0.49% due 4/26/2016 (d)	17,995,697

	16,700,000	USD	0.49% due 4/29/2016 (d)	16,695,453

			Apple Inc.:

	22,900,000	USD	0.3% due 4/6/2016 (d)	22,898,790

	22,700,000	USD	0.33% due 4/13/2016 (d)	22,697,254

	30,000,000	USD	0.28% due 4/15/2016 (d)	29,995,750

	70,000,000	USD	0.28% due 4/21/2016 (d)	69,985,300

	31,478,000	USD	0.34% due 4/25/2016 (d)	31,470,043

See Notes to Financial Statements.	15

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 38.3% (continued)

		Coca-Cola Co.:
25,000,000	USD	0.33% due 4/22/2016 (d)	$24,994,622

75,000,000	USD	0.3% due 4/29/2016 (d)	74,977,767

		Coca-Cola Enterprises, Inc.,
22,800,000	USD	0.46% due 4/1/2016 (d)	22,799,789

		Consolidated Edison Co. Inc.,
8,400,000	USD	0.57% due 4/7/2016 (d)	8,399,314

		E.I. Du Pont de Nemours & Co.:
4,300,000	USD	0.82% due 4/25/2016 (d)	4,298,856

20,000,000	USD	0.8% due 5/10/2016 (d)	19,990,667

		Eaton Corp.:
41,000,000	USD	0.72% due 4/7/2016 (d)	40,996,413

18,500,000	USD	0.72% due 4/12/2016 (d)	18,497,151

30,600,000	USD	0.74% due 4/12/2016 (d)	30,595,288

39,700,000	USD	0.72% due 4/19/2016 (d)	39,689,880

		Emerson Electric Co.:
30,000,000	USD	0.45% due 4/8/2016 (d)	29,998,160

45,100,000	USD	0.4% due 4/27/2016 (d)	45,087,722

20,000,000	USD	0.44% due 5/19/2016 (d)	19,988,812

		Engie SA:
50,000,000	USD	0.63% due 5/2/2016 (d)	49,982,178

45,900,000	USD	0.64% due 5/10/2016 (d)	45,879,243

30,000,000	USD	0.71% due 5/12/2016 (d)	29,985,720

74,900,000	USD	0.76% due 5/24/2016 (d)	74,852,588

29,000,000	USD	0.76% due 6/2/2016 (d)	28,977,924

		Estée Lauder Companies Inc.,
19,000,000	USD	0.39% due 4/13/2016 (d)	18,997,496

		Florida Power & Light Co.:
70,000,000	USD	0.54% due 4/8/2016 (d)	69,993,420

22,400,000	USD	0.54% due 4/11/2016 (d)	22,397,057

		Henkel Corp.:
55,000,000	USD	0.52% due 4/5/2016 (d)	54,997,364

33,100,000	USD	0.51% due 4/6/2016 (d)	33,098,080

50,000,000	USD	0.52% due 4/21/2016 (d)	49,988,625

28,700,000	USD	0.49% due 5/5/2016 (d)	28,688,755

47,400,000	USD	0.5% due 5/13/2016 (d)	47,376,844

		Honeywell International Inc.,
50,000,000	USD	0.3% due 4/27/2016 (d)	49,985,375

		L’Oréal USA Inc.,
30,000,000	USD	0.37% due 4/4/2016 (d)	29,998,960

		Microsoft Corp.:
34,000,000	USD	0.32% due 5/11/2016 (d)	33,985,982

30,000,000	USD	0.36% due 5/11/2016 (d)	29,987,632

106,800,000	USD	0.37% due 5/11/2016 (d)	106,755,968

94,200,000	USD	0.36% due 5/18/2016 (d)	94,152,523

25,750,000	USD	0.39% due 6/8/2016 (d)	25,729,321

		Mondelez International Inc.:
65,000,000	USD	0.63% due 4/7/2016 (d)	64,994,313

35,000,000	USD	0.64% due 4/7/2016 (d)	34,996,938

16	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 38.3% (continued)

		Mondelez International Inc.: (continued)
30,000,000	USD	0.76% due 4/11/2016 (d)	$29,995,783

41,325,000	USD	0.74% due 4/12/2016 (d)	41,318,636

55,000,000	USD	0.68% due 4/13/2016 (d)	54,990,764

28,800,000	USD	0.68% due 4/19/2016 (d)	28,792,658

33,400,000	USD	0.74% due 4/20/2016 (d)	33,390,963

44,000,000	USD	0.68% due 4/21/2016 (d)	43,987,423

20,000,000	USD	0.8% due 5/4/2016 (d)	19,990,499

50,000,000	USD	0.8% due 5/25/2016 (d)	49,960,049

		Monsanto Co.,
50,000,000	USD	0.8% due 4/18/2016 (d)	49,988,000

		Procter & Gamble Co.:
65,000,000	USD	0.32% due 4/8/2016 (d)	64,996,446

62,900,000	USD	0.32% due 4/15/2016 (d)	62,892,400

		Roche Holdings, Inc.:
40,000,000	USD	0.34% due 4/11/2016 (d)	39,995,967

45,000,000	USD	0.33% due 4/13/2016 (d)	44,994,556

25,000,000	USD	0.37% due 4/19/2016 (d)	24,995,342

30,000,000	USD	0.39% due 4/20/2016 (d)	29,994,050

27,600,000	USD	0.35% due 4/28/2016 (d)	27,592,100

25,500,000	USD	0.33% due 4/29/2016 (d)	25,492,420

5,400,000	USD	0.35% due 5/11/2016 (d)	5,397,681

75,000,000	USD	0.37% due 5/11/2016 (d)	74,967,798

40,000,000	USD	0.35% due 5/26/2016 (d)	39,975,422

		Shell International Finance BV:
29,500,000	USD	0.43% due 6/24/2016 (d)	29,469,701

75,000,000	USD	0.44% due 6/27/2016 (d)	74,919,700

		Telstra Corp. Ltd.,
25,000,000	USD	0.53% due 5/16/2016 (d)	24,982,335

		United Healthcare Co.:
17,100,000	USD	0.59% due 4/5/2016 (d)	17,099,014

40,000,000	USD	0.62% due 4/5/2016 (d)	39,997,694

76,300,000	USD	0.76% due 4/11/2016 (d)	76,289,975

		United Parcel Service, Inc.:
50,000,000	USD	0.13% due 4/4/2016 (d)	49,998,606

35,000,000	USD	0.15% due 4/4/2016 (d)	34,999,024

18,000,000	USD	0.29% due 4/4/2016 (d)	17,999,498

50,000,000	USD	0.16% due 4/11/2016 (d)	49,995,493

22,600,000	USD	0.15% due 4/12/2016 (d)	22,597,733

40,000,000	USD	0.25% due 4/12/2016 (d)	39,995,987

50,000,000	USD	0.15% due 4/13/2016 (d)	49,994,457

50,000,000	USD	0.25% due 4/13/2016 (d)	49,994,457

22,300,000	USD	0.13% due 4/28/2016 (d)	22,293,652

8,700,000	USD	0.2% due 5/18/2016 (d)	8,695,267

50,000,000	USD	0.24% due 6/1/2016 (d)	49,961,939

30,000,000	USD	0.49% due 7/1/2016 (d)	29,963,813

See Notes to Financial Statements.	17

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 38.3% (continued)

		United Technologies Corp.,
23,100,000	USD	0.72% due 4/26/2016 (d)	$23,091,725

		Walt Disney Co.:
80,000,000	USD	0.48% due 6/30/2016 (d)	79,904,754

28,000,000	USD	0.48% due 7/5/2016 (d)	27,964,459

		WEC Energy Group Inc.:
39,600,000	USD	0.7% due 4/13/2016 (d)	39,593,350

28,200,000	USD	0.76% due 4/14/2016 (d)	28,194,879

			3,320,759,786

Investment Company | 1.8%
		Dreyfus Treasury Prime Cash Management
157,000,000	USD	Fund, 0.17% (h)	157,000,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $3,477,636,826)	3,477,759,786

		TOTAL INVESTMENTS — 100.3%
		(Cost — $8,091,176,441)	8,696,163,125

		Liabilities In Excess of
		Other Assets — (0.3)%	(28,051,137)

		TOTAL NET ASSETS — 100.0%	$8,668,111,988

The IVA Worldwide Fund had the following open forward foreign currency contracts at March 31, 2016:

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	MARCH 31,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2016	DEPRECIATION

Contracts to Sell:
	State Street
Australian	Bank &
dollar	Trust Co.	06/06/2016	AUD 110,591,000	$79,106,474	$84,529,147	$(5,422,673)

	State Street
	Bank &
euro	Trust Co.	06/06/2016	EUR 50,030,000	54,405,624	57,036,692	(2,631,068)

	State Street
Japanese	Bank &
yen	Trust Co.	06/06/2016	JPY 16,858,600,000	148,514,210	150,046,215	(1,532,005)

South	State Street
Korean	Bank &
won	Trust Co.	04/06/2016	KRW 158,454,000,000	128,957,773	138,482,801	(9,525,028)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts						$(19,110,774)

Abbreviations used in this schedule:

AUD	—	Australian dollar
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
SGD	—	Singapore dollar
USD	—	United States dollar

18	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

(a)
Issuer of the security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates

	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	MARCH 31,	MARCH 31,	REALIZED	DIVIDEND
SECURITY	2015	ADDITIONS	REDUCTIONS	2016	2016	GAIN/(LOSS)	INCOME*

Cosel Co.,
Ltd.**	2,065,000	—	303,700	1,761,300	—	$(1,851,462)	$217,272

DeVry
Education
Group Inc.	8,245,489	—	421,096	7,824,393	$135,127,267	(7,536,179)	1,484,188

Icom Inc.	944,700	—	104,900	839,800	15,349,137	(1,007,837)	133,302

Miura Co.,
Ltd.**	5,708,800	—	5,708,800	—	—	31,215,265	—

Net 1 U.E.P.S.
Technologies
Inc.	3,559,811	—	428,890	3,130,921	28,804,473	2,343,090	—

Total					$179,280,877	$23,162,877	$1,834,762

*	Dividend income is gross of withholding taxes.
**	Non-affiliated at March 31, 2016.

(b)	Non-income producing investment.
(c)	Cumulative redeemable preferred stock. The date shown represents the first optional call date.
(d)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(e)	Security is deemed illiquid. As of March 31, 2016, the value of these illiquid securities amounted to 0.1% of total net assets.
(f)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(g)	Senior unsecured note. The first call date is April 15, 2017.
(h)	Rate disclosed is the daily yield on March 31, 2016.

See Notes to Financial Statements.	19

IVA International Fund	IVA Funds
Performance (unaudited)	As of March 31, 2016

Average Annual Total Returns as of March 31, 2016	Six Months(a)	One Year	Five Year	Since Inception(b)

Class A	1.96%	-1.41%	4.46%	8.40%
Class A (with a 5% maximum initial sales charge)	-3.13%	-6.33%	3.39%	7.67%
Class C	1.56%	-2.20%	3.67%	7.58%
Class I	2.10%	-1.15%	4.72%	8.67%
MSCI All Country World (ex-U.S.) Index (Net)(c)	2.86%	-9.19%	0.31%	3.37%
Consumer Price Index(d)	0.15%	0.92%	1.31%	1.12%

Growth of a $10,000 Initial Investment

(a)	Total returns for periods of less than one year are not annualized.
(b)	The Fund commenced investment operations on October 1, 2008.
(c)
The MSCI All Country World (ex-U.S.) Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(d)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(e)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2016. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.25% (Class A shares); 2.00% (Class C shares); and 1.00% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2016. More recent expense ratios can be found in the Financial Highlights section of this Semi-Annual Report.

20

IVA International Fund	IVA Funds
Portfolio Composition (unaudited)	As of March 31, 2016

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	6.6%

Samsung Electronics Co., Ltd.	3.8%

Astellas Pharma Inc.	3.7%

News Corp., Class ‘A’, Class ‘B’	2.8%

Nestlé SA	2.6%

Alten SA	2.0%

Genting Malaysia Berhad	2.0%

Hyundai Mobis Co., Ltd.	1.6%

Fimalac SA	1.5%

Hongkong & Shanghai Hotels Ltd.	1.3%

Top 10 positions represent 27.9% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.
21

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 51.7%

Argentina | 0.0%
	894	Nortel Inversora SA, Series ‘B’, ADR	$16,897

Australia | 0.0%
	1,380,029	Programmed Maintenance Services Ltd.	1,565,635

Bermuda | 0.8%
	1,056,526	Jardine Strategic Holdings Ltd.	31,537,301

Canada | 0.3%
	3,293,219	Uranium Participation Corp. (a)	11,562,717

China | 2.6%
	40,065,030	Clear Media Ltd. (b)	34,604,047

	11,494,000	Digital China Holdings Ltd.	15,379,958

	2,845,484	Phoenix New Media Ltd., ADR (a)	12,662,403

	60,774,000	Phoenix Satellite Television Holdings Ltd.	14,023,534

	110,297,000	Springland International Holdings Ltd.	22,180,683

			98,850,625

France | 10.5%
	1,253,460	Alten SA	76,935,263

	2,466,379	Altran Technologies SA	34,183,075

	6,931,719	Bolloré SA	26,928,272

	1,914,694	Bureau Veritas SA	42,648,638

	276,780	Danone SA	19,687,394

	326,105	DOM Security SA (b)	12,245,469

	1,487,919	Engie SA	23,093,921

	518,599	Fimalac SA	57,536,086

	28,772	Financière de l’Odet SA	27,173,912

	83,186	Robertet SA	21,299,793

	5,900	Robertet SA-CI (c)	1,008,384

	306,687	Séché Environnement SA	10,085,495

	185,654	Sodexo SA	20,014,360

	386,528	Thales SA	33,866,921

			406,706,983

Germany | 0.7%
	255,033	Siemens AG	27,032,316

Hong Kong | 3.3%
	40,906,500	APT Satellite Holdings Ltd.	32,377,798

		Asia Satellite Telecommunications
	15,403,000	Holdings Ltd.	21,126,792

	3,202,773	Great Eagle Holdings Ltd.	11,601,632

	1,756,715	Henderson Land Development Co. Ltd.	10,768,084

	47,123,417	Hongkong & Shanghai Hotels Ltd.	49,873,121

	7,570,000	Midland Holdings Ltd. (a)	2,361,554

			128,108,981

22	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

	SHARES	DESCRIPTION	FAIR VALUE

India | 0.5%
	432,763	Bajaj Holdings and Investment Ltd.	$9,573,752

	29,719,091	South Indian Bank Ltd.	7,943,341

			17,517,093

Indonesia | 0.3%
	293,703,500	PT Bank Bukopin Tbk	13,179,003

Japan | 12.3%
	1,107,200	Arcland Sakamoto Co., Ltd.	11,726,708

	568,800	As One Corp.	21,529,948

	10,905,500	Astellas Pharma Inc.	145,009,381

	1,349,300	Azbil Corp.	34,540,258

	62,500	The Bank of Okinawa Ltd.	2,051,957

	1,424,300	Benesse Holdings Inc.	41,003,439

	1,269,700	Cosel Co., Ltd.	12,195,528

	498,600	Daiseki Co., Ltd.	8,160,480

	302,700	Earth Chemical Co., Ltd.	12,237,638

	4,078,800	F@N Communications, Inc. (b)	30,624,070

	806,800	Hi-Lex Corp.	22,151,246

	673,600	Icom Inc.	12,311,477

	98,400	Medikit Co., Ltd.	3,156,284

	740,300	Nitto Kohki Co., Ltd.	14,661,946

	273,300	Okinawa Cellular Telephone Co.	7,637,198

	295,100	Sankyo Co., Ltd.	10,986,441

	10,600	Secom Joshinetsu Co., Ltd.	316,460

	432,175	Shingakukai Co., Ltd.	2,254,092

	306,950	Shofu Inc.	3,761,021

	4,500	SK Kaken Co., Ltd.	373,051

	215,900	Techno Medica Co., Ltd.	4,107,174

	833,700	Toho Co., Ltd.	21,934,210

	594,300	Transcosmos Inc.	15,440,341

	8,503,800	Yahoo Japan Corp.	36,192,814

			474,363,162

Malaysia | 2.0%
	66,984,800	Genting Malaysia Berhad	77,947,198

Mexico | 0.1%
	274,660	Corporativo Fragua, SAB de CV	3,497,406

Singapore | 2.1%
	26,141,100	First Resources Ltd.	39,177,224

	7,013,020	Haw Par Corp. Ltd.	43,654,144

			82,831,368

South Africa | 0.5%
	2,031,017	Net 1 U.E.P.S. Technologies Inc. (a)	18,685,356

See Notes to Financial Statements.	23

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

SHARES		DESCRIPTION	FAIR VALUE

South Korea | 5.8%
81,948		Fursys Inc.	$2,615,514

278,736		Hyundai Mobis Co., Ltd.	60,690,157

58,770		Hyundai Motor Co.	7,837,028

165,120		Kangwon Land, Inc.	5,905,394

129,178		Samsung Electronics Co., Ltd.	148,200,014

			225,248,107

Switzerland | 3.5%
3,219		APG SGA SA	1,342,436

175,549		Compagnie Financière Richemont SA	11,602,245

1,344,167		Nestlé SA	100,440,330

1,375,382		UBS Group AG	22,156,588

			135,541,599

Thailand | 0.6%
29,090,700		Thaicom PCL	23,773,668

United Kingdom | 3.0%
6,217,078		Antofagasta Plc	41,914,009

6,224,544		HSBC Holdings Plc	38,790,644

5,809,604		Millennium & Copthorne Hotels Plc	34,744,579

			115,449,232

United States | 2.8%
4,172,840		News Corp., Class ‘A’	53,287,167

4,212,794		News Corp., Class ‘B’	55,819,520

			109,106,687

		TOTAL COMMON STOCKS
		(Cost — $1,842,374,572)	2,002,521,334

PRINCIPAL
AMOUNT
CORPORATE NOTES & BONDS – 3.7%

Norway | 0.9%
		Golden Close Maritime Corp. Ltd.,
14,200,000	USD	9% due 10/24/2019 (c)(d)	3,905,000

		Stolt-Nielsen Ltd.:
107,500,000	NOK	5.77% due 6/22/2016 (c)(e)	13,017,793

77,500,000	NOK	5.75% due 3/19/2018 (c)(e)	9,435,787

62,000,000	NOK	6.05% due 9/4/2019 (c)(e)	7,436,680

			33,795,260

Singapore | 0.3%
		DBS Capital Funding II Corp.,
7,750,000	SGD	5.75% due 6/15/2018 (f)	6,078,332

		United Overseas Bank Ltd.,
8,250,000	SGD	4.9% due 7/23/2018 (f)	6,361,446

			12,439,778

24	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

South Africa | 0.5%
			Gold Fields Orogen Holding (BVI) Ltd.,
	23,118,000	USD	4.875% due 10/7/2020 (d)	$21,037,380

Switzerland | 0.3%
	4,500,000	EUR	UBS AG, 7.152% due 12/21/2017 (f)	5,532,953

			UBS Preferred Funding Trust V,
	4,488,000	USD	6.243% due 5/15/2016 (f)	4,499,220

				10,032,173

United Kingdom | 0.2%
			Avanti Communications Group Plc,
	12,136,000	USD	10% due 10/1/2019 (c)(d)	8,859,280

United States | 1.5%
			Intelsat Jackson Holdings Ltd.:
	13,500,000	USD	7.5% due 4/1/2021	8,640,000

	13,802,000	USD	6.625% due 12/15/2022	7,453,080

	37,375,000	USD	5.5% due 8/1/2023	22,705,313

			Intelsat Luxembourg SA,
	12,276,000	USD	7.75% due 6/1/2021	3,713,490

			Rowan Cos., Inc.:
	17,838,000	USD	4.875% due 6/1/2022	12,712,750

	1,990,000	USD	4.75% due 1/15/2024	1,368,893

				56,593,526

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $185,728,451)	142,757,397

SOVEREIGN GOVERNMENT BONDS – 1.2%

Singapore | 1.2%
			Government of Singapore:
	6,786,000	SGD	2.375% due 4/1/2017	5,118,765

	26,781,000	SGD	0.5% due 4/1/2018	19,757,358

	26,781,000	SGD	2.5% due 6/1/2019	20,823,154

			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $45,608,541)	45,699,277

	OUNCES
COMMODITIES – 6.6%
	206,239		Gold Bullion (a)	253,898,310

			TOTAL COMMODITIES
			(Cost — $271,737,790)	253,898,310

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 36.6%

Commercial Paper | 36.6%
			Abbott Laboratories:
	37,000,000	USD	0.5% due 4/25/2016 (d)	36,991,547

	14,900,000	USD	0.66% due 6/6/2016 (d)	14,888,436

See Notes to Financial Statements.	25

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 36.6% (continued)

		Apple Inc.:
22,000,000	USD	0.3% due 4/6/2016 (d)	$21,998,837

50,000,000	USD	0.34% due 4/12/2016 (d)	49,994,466

10,000,000	USD	0.33% due 4/13/2016 (d)	9,998,790

25,000,000	USD	0.28% due 4/21/2016 (d)	24,994,750

30,000,000	USD	0.34% due 4/25/2016 (d)	29,992,417

		Coca-Cola Co.:
24,000,000	USD	0.3% due 4/6/2016 (d)	23,998,944

14,500,000	USD	0.3% due 5/4/2016 (d)	14,494,823

		Coca-Cola Enterprises, Inc.:
19,600,000	USD	0.46% due 4/1/2016 (d)	19,599,819

22,000,000	USD	0.46% due 4/14/2016 (d)	21,996,458

		Consolidated Edison Co. Inc.:
20,000,000	USD	0.56% due 4/5/2016 (d)	19,998,847

23,000,000	USD	0.57% due 4/7/2016 (d)	22,998,122

		E.I. Du Pont de Nemours & Co.,
18,000,000	USD	0.8% due 5/10/2016 (d)	17,991,600

		Eaton Corp.:
26,900,000	USD	0.72% due 4/12/2016 (d)	26,895,857

29,400,000	USD	0.74% due 4/12/2016 (d)	29,395,472

18,600,000	USD	0.74% due 4/13/2016 (d)	18,596,877

		Emerson Electric Co.,
14,900,000	USD	0.4% due 4/27/2016 (d)	14,895,943

		Engie SA:
25,000,000	USD	0.63% due 5/2/2016 (d)	24,991,089

14,100,000	USD	0.64% due 5/10/2016 (d)	14,093,624

25,000,000	USD	0.71% due 5/12/2016 (d)	24,988,100

34,600,000	USD	0.76% due 6/2/2016 (d)	34,573,661

		Florida Power & Light Co.,
4,600,000	USD	0.54% due 4/11/2016 (d)	4,599,396

		Henkel Corp.:
20,000,000	USD	0.52% due 4/5/2016 (d)	19,999,042

22,400,000	USD	0.51% due 4/6/2016 (d)	22,398,701

25,000,000	USD	0.52% due 4/15/2016 (d)	24,996,146

21,000,000	USD	0.5% due 5/9/2016 (d)	20,990,764

		Microsoft Corp.:
40,000,000	USD	0.32% due 5/11/2016 (d)	39,983,509

38,000,000	USD	0.37% due 5/11/2016 (d)	37,984,333

55,000,000	USD	0.36% due 5/18/2016 (d)	54,972,280

15,000,000	USD	0.39% due 6/8/2016 (d)	14,987,954

		Mondelez International Inc.:
10,000,000	USD	0.63% due 4/7/2016 (d)	9,999,125

36,000,000	USD	0.76% due 4/11/2016 (d)	35,994,940

20,000,000	USD	0.68% due 4/13/2016 (d)	19,996,642

30,000,000	USD	0.68% due 4/19/2016 (d)	29,992,352

31,300,000	USD	0.74% due 4/20/2016 (d)	31,291,531

20,000,000	USD	0.8% due 5/4/2016 (d)	19,990,499

26	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 36.6% (continued)

25,000,000	USD	Monsanto Co., 0.8% due 4/18/2016 (d)	$24,994,000

		Novartis Finance Corp.,
36,900,000	USD	0.44% due 5/27/2016 (d)	36,876,864

		Novartis Securities Investment Ltd.,
30,000,000	USD	0.39% due 4/27/2016 (d)	29,991,900

		Procter & Gamble Co.,
27,100,000	USD	0.32% due 4/15/2016 (d)	27,096,725

		Roche Holdings, Inc.:
20,000,000	USD	0.39% due 4/20/2016 (d)	19,996,033

14,500,000	USD	0.33% due 4/29/2016 (d)	14,495,690

15,000,000	USD	0.33% due 5/11/2016 (d)	14,993,560

25,000,000	USD	0.37% due 5/11/2016 (d)	24,989,266

		Shell International Finance BV,
50,000,000	USD	0.43% due 6/29/2016 (d)	49,945,000

		United Healthcare Co.:
20,000,000	USD	0.59% due 4/5/2016 (d)	19,998,847

25,000,000	USD	0.62% due 4/5/2016 (d)	24,998,559

23,700,000	USD	0.76% due 4/11/2016 (d)	23,696,886

		United Parcel Service, Inc.:
15,000,000	USD	0.15% due 4/4/2016 (d)	14,999,582

17,000,000	USD	0.29% due 4/4/2016 (d)	16,999,526

22,900,000	USD	0.1% due 4/11/2016 (d)	22,897,936

27,400,000	USD	0.15% due 4/12/2016 (d)	27,397,251

41,300,000	USD	0.2% due 5/18/2016 (d)	41,277,533

16,800,000	USD	0.49% due 7/1/2016 (d)	16,779,735

		Walt Disney Co.:
21,500,000	USD	0.4% due 6/7/2016 (d)	21,481,806

25,000,000	USD	0.48% due 6/30/2016 (d)	24,970,235

		WEC Energy Group Inc.,
10,400,000	USD	0.7% due 4/13/2016 (d)	10,398,254

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $1,415,763,333)	1,415,820,881

MISCELLANEOUS SECURITIES – 0.5%
		TOTAL MISCELLANEOUS SECURITIES (g)
		(Cost — $19,526,599)	19,367,305

		TOTAL INVESTMENTS — 100.3%
		(Cost — $3,780,739,286)	3,880,064,504

		Liabilities In Excess of
		Other Assets — (0.3)%	(10,007,973)

		TOTAL NET ASSETS — 100.0%	$3,870,056,531

See Notes to Financial Statements.	27

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

The IVA International Fund had the following open forward foreign currency contracts at March 31, 2016:
		SETTLEMENT	LOCAL			USD VALUE AT	NET
FOREIGN		DATES	CURRENCY		USD	MARCH 31,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT		EQUIVALENT	2016	DEPRECIATION

Contracts to Sell:
	State Street
Australian	Bank &
dollar	Trust Co.	06/06/2016	AUD	59,055,000	$42,320,151	$45,138,110	$(2,817,959)

	State Street
	Bank &
euro	Trust Co.	06/06/2016	EUR	38,209,000	41,550,759	43,560,163	(2,009,404)

	State Street
Japanese	Bank &
yen	Trust Co.	06/06/2016	JPY	19,211,500,000	169,375,600	170,987,677	(1,612,077)

South	State Street
Korean	Bank &
won	Trust Co.	04/06/2016	KRW	76,621,000,000	62,334,890	66,963,855	(4,628,965)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(11,068,405)

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AUD	—	Australian dollar
CI	—	Investment certificates (non-voting)
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
NOK	—	Norwegian krone
SGD	—	Singapore dollar
USD	—	United States dollar

28	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2016

(a)	Non-income producing investment.
(b)
Issuer of the security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	MARCH 31,	MARCH 31,	REALIZED	DIVIDEND
SECURITY	2015	ADDITIONS	REDUCTIONS	2016	2016	GAIN/(LOSS)	INCOME*

Clear Media
Ltd.	40,065,030	—	—	40,065,030	$34,604,047	—	—

DOM
Security SA	324,238	1,867	—	326,105	12,245,469	—	—

F@N
Communications,
Inc.	—	4,078,800	—	4,078,800	30,624,070	—	$335,932

Total					$77,473,586	—	$335,932

*	Dividend income is gross of withholding taxes.

(c)	Security is deemed illiquid. As of March 31, 2016, the value of these illiquid securities amounted to 1.1% of total net assets.
(d)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(e)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(f)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(g)	Represents previously undisclosed unrestricted securities which the Fund has held for less than one year.

See Notes to Financial Statements.	29

Statements of Assets and Liabilities (unaudited)	IVA Funds

March 31, 2016

	IVA	IVA
	Worldwide	International
	Fund	Fund

Assets:
Long-term investments, at cost:
Non-affiliated securities	$3,777,908,205	$2,033,952,046

Affiliated securities	298,699,090	59,286,117

Commodities	536,932,320	271,737,790

Short-term investments, at cost	3,477,636,826	1,415,763,333

Foreign currency, at cost	—	43,782

Long-term investments, at fair value:
Non-affiliated securities	$4,538,075,215	$2,132,871,727

Affiliated securities	179,280,877	77,473,586

Commodities	501,047,247	253,898,310

Short-term investments, at fair value	3,477,759,786	1,415,820,881

Foreign currency, at fair value	—	43,132

Cash	832,361	410,635

Dividends and interest receivable	29,391,483	15,425,470

Receivable for investments sold	11,693,195	3,250,265

Receivable for fund shares sold	9,660,060	5,885,200

Prepaid expenses and other assets	505,751	243,321

Total assets	$8,748,245,975	$3,905,322,527

Liabilities:
Payable for investments purchased	$43,763,949	$19,528,516

Unrealized depreciation on open forward foreign currency contracts	19,110,774	11,068,405

Payable for fund shares repurchased	8,368,558	1,321,008

Accrued investment advisory fees	6,552,466	2,902,073

Accrued distribution and service fees	1,315,221	140,800

Accrued expenses and other liabilities	1,023,019	305,194

Total liabilities	80,133,987	35,265,996

Net Assets	$8,668,111,988	$3,870,056,531

Net Assets Consist of:
Par value ($0.001 per share)	$526,161	$246,764

Additional paid-in-capital	8,057,142,490	3,786,413,814

Undistributed (distributions in excess of) net
investment income	10,974,655	(15,606,120)

Accumulated net realized gain on investments and foreign
currency transactions	13,417,149	10,721,919

Unrealized appreciation from investments and foreign
currency translation	586,051,533	88,280,154

Net Assets	$8,668,111,988	$3,870,056,531

Net Asset Value Per Share:
Class A
Net assets	$1,717,017,745	$328,604,904

Shares outstanding	104,142,312	20,971,960

Net asset value per share	$16.49	$15.67

Maximum offering price per share (with a maximum initial

sales charge of 5.00%)	$17.36	$16.49

Class C
Net assets	$1,122,833,707	$73,986,958

Shares outstanding	68,660,332	4,777,982

Net asset value per share	$16.35	$15.48

Class I
Net assets	$5,828,260,536	$3,467,464,669

Shares outstanding	353,358,050	221,013,850

Net asset value per share	$16.49	$15.69

30	See Notes to Financial Statements.

Statements of Operations (unaudited)	IVA Funds

For the Six Months Ended March 31, 2016

	IVA	IVA
	Worldwide	International
	Fund	Fund

Investment Income:
Interest	$24,080,498	$10,718,007

Dividends:
Non-affiliated securities	50,748,448	15,438,729

Affiliated securities	1,834,762	335,932

Other income	812,719	186,023

Less: Foreign taxes withheld	(2,670,636)	(1,595,915)

Total income	74,805,791	25,082,776

Expenses:
Investment advisory fees	39,685,042	17,010,516

Distribution and service fees:
Class A	2,202,135	614,549

Class C	5,812,449	369,613

Trustee fees	151,368	59,435

Other expenses	4,492,036	1,761,651

Total expenses	52,343,030	19,815,764

Net investment income	22,462,761	5,267,012

Net Realized and Change in Unrealized Gain (Loss)
on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments:
Non-affiliated securities	8,023,797	21,648,246

Affiliated securities	23,162,877	—

Commodities	(9,194,623)	—

Foreign currency transactions	8,484,586	1,074,159

Net realized gain	30,476,637	22,722,405

Net change in unrealized appreciation
(depreciation) from:
Investments	143,662,434	62,707,544

Foreign currency translation	(22,730,915)	(13,131,273)

Net change in unrealized appreciation (depreciation)	120,931,519	49,576,271

Net realized and change in unrealized gain on
investments and foreign currency	151,408,156	72,298,676

Increase in net assets resulting from operations	$173,870,917	$77,565,688

See Notes to Financial Statements.	31

Statements of Changes in Net Assets (unaudited)	IVA Funds

	IVA Worldwide Fund		IVA International Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	March 31,	September 30,	March 31,	September 30,
	2016	2015	2016	2015

Operations:
Net investment income	$22,462,761	$15,219,257	$5,267,012	$32,258,409

Net realized gain	30,476,637	541,708,867	22,722,405	289,453,908

Net change in net unrealized
appreciation (depreciation)	120,931,519	(956,277,211)	49,576,271	(406,028,456)

Increase (decrease) in net assets
resulting from operations	173,870,917	(399,349,087)	77,565,688	(84,316,139)

Distributions to Shareholders:
Net investment income:
Class A	(23,785,645)	(22,748,170)	(12,832,520)	(10,950,818)

Class C	(6,838,484)	(5,318,532)	(1,268,242)	(1,581,767)

Class I	(94,717,370)	(92,175,893)	(85,785,911)	(91,721,437)

Net realized gain on investments:
Class A	(50,487,666)	(77,757,586)	(19,900,852)	(12,633,252)

Class C	(33,961,203)	(54,355,243)	(2,859,914)	(2,542,238)

Class I	(168,845,490)	(258,004,820)	(120,495,089)	(96,807,363)

Decrease in net assets resulting
from distributions	(378,635,858)	(510,360,244)	(243,142,528)	(216,236,875)

Capital Share Transactions:
Proceeds from shares sold	732,452,066	1,368,802,006	650,668,157	733,515,644

Reinvestment of distributions	310,491,726	409,083,951	210,560,590	186,124,101

Cost of shares repurchased	(1,256,108,919)	(2,142,931,639)	(529,803,454)	(525,055,305)

Increase (decrease) in net assets
from capital share transactions	(213,165,127)	(365,045,682)	331,425,293	394,584,440

Increase (decrease) in net assets	(417,930,068)	(1,274,755,013)	165,848,453	94,031,426
Net Assets:
Beginning of period	$9,086,042,056	$10,360,797,069	$3,704,208,078	$3,610,176,652

End of period	$8,668,111,988	$9,086,042,056	$3,870,056,531	$3,704,208,078

Undistributed (distributions in
excess of) net investment income	$10,974,655	$113,853,393	$(15,606,120)	$79,013,541

32	See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Six Months Ended	Year Ended September 30,

	March 31, 2016	2015	2014	2013	2012	2011

Net asset value,
beginning of period	$16.87	$18.54	$17.91	$16.18	$15.71	$16.03

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.04	0.02	0.03	0.12	0.18	0.16
Net realized and unrealized
gain (loss)	0.29	(0.77)	1.35	2.08	1.26	0.00

Increase (decrease) from
investment operations	0.33	(0.75)	1.38	2.20	1.44	0.16

Decrease from distributions:
Net investment income	(0.23)	(0.21)	(0.20)	(0.30)	(0.12)	(0.06)
Net realized gain on
investments	(0.48)	(0.71)	(0.55)	(0.17)	(0.85)	(0.42)

Decrease from distributions	(0.71)	(0.92)	(0.75)	(0.47)	(0.97)	(0.48)

Net asset value, end
of period	$16.49	$16.87	$18.54	$17.91	$16.18	$15.71

Total return(c)	1.99%	(4.21)%	8.00%	14.02%	9.62%	0.86%
Ratios to average net assets:
Operating expenses	1.26% (d)	1.25%	1.26%	1.27%	1.28%	1.29%
Net investment income	0.44% (d)	0.09%	0.14%	0.72%	1.16%	0.93%
Supplemental data:
Portfolio turnover rate	13.1%	30.3%	22.5%	26.3%	27.9%	50.8%
Net assets, end of
period (000’s)	$1,717,018	$1,815,439	$2,083,683	$2,378,045	$2,408,396	$2,714,773

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.	33

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2016		2015	2014	2013	2012	2011

Net asset value,
beginning of period	$16.67		$18.33	$17.71	$16.01	$15.54	$15.92

Increase (decrease) from
investment operations:(a)
Net investment income
(loss)(b)	(0.03)		(0.12)	(0.11)	(0.01)	0.06	0.03
Net realized and unrealized
gain (loss)	0.29		(0.76)	1.35	2.07	1.26	0.01

Increase (decrease) from
investment operations	0.26		(0.88)	1.24	2.06	1.32	0.04

Decrease from distributions:
Net investment income	(0.10)		(0.07)	(0.07)	(0.19)	–	–
Net realized gain on
investments	(0.48)		(0.71)	(0.55)	(0.17)	(0.85)	(0.42)

Decrease from distributions	(0.58)		(0.78)	(0.62)	(0.36)	(0.85)	(0.42)

Net asset value, end
of period	$16.35		$16.67	$18.33	$17.71	$16.01	$15.54

Total return(c)	1.58%		(4.96)%	7.23%	13.13%	8.87%	0.09%
Ratios to average net assets:
Operating expenses	2.01	%(d)	2.00%	2.01%	2.02%	2.03%	2.04%
Net investment income (loss)	(0.31	)%(d)	(0.67)%	(0.61)%	(0.03)%	0.41%	0.18%
Supplemental data:
Portfolio turnover rate	13.1%		30.3%	22.5%	26.3%	27.9%	50.8%
Net assets, end of
period (000’s)	$1,122,834		$1,201,687	$1,431,328	$1,380,608	$1,469,720	$1,631,750

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

34	See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2016		2015	2014	2013	2012	2011

Net asset value,
beginning of period	$16.90		$18.57	$17.94	$16.21	$15.73	$16.05

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.06		0.06	0.07	0.16	0.23	0.20
Net realized and unrealized
gain (loss)	0.28		(0.77)	1.36	2.08	1.26	0.00

Increase (decrease) from
investment operations	0.34		(0.71)	1.43	2.24	1.49	0.20

Decrease from distributions:
Net investment income	(0.27)		(0.25)	(0.25)	(0.34)	(0.16)	(0.10)
Net realized gain on
investments	(0.48)		(0.71)	(0.55)	(0.17)	(0.85)	(0.42)

Decrease from distributions	(0.75)		(0.96)	(0.80)	(0.51)	(1.01)	(0.52)

Net asset value, end
of period	$16.49		$16.90	$18.57	$17.94	$16.21	$15.73

Total return(c)	2.07%		(3.95)%	8.25%	14.28%	9.97%	1.09%
Ratios to average net assets:
Operating expenses	1.01	%(d)	1.00%	1.01%	1.02%	1.03%	1.04%
Net investment income	0.69	%(d)	0.34%	0.39%	0.97%	1.43%	1.18%
Supplemental data:
Portfolio turnover rate	13.1%		30.3%	22.5%	26.3%	27.9%	50.8%
Net assets, end of
period (000’s)	$5,828,261		$6,068,916	$6,845,786	$5,443,865	$5,003,855	$4,830,219

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.	35

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2016		2015	2014	2013	2012	2011

Net asset value,
beginning of period	$16.39		$17.84	$17.39	$15.95	$15.56	$15.59

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.00	(c)	0.12	0.08	0.16	0.23	0.20
Net realized and unrealized
gain (loss)	0.32		(0.55)	1.10	2.00	1.16	0.20

Increase (decrease) from
investment operations	0.32		(0.43)	1.18	2.16	1.39	0.40

Decrease from distributions:
Net investment income	(0.41)		(0.47)	(0.41)	(0.44)	(0.23)	(0.02)
Net realized gain on
investments	(0.63)		(0.55)	(0.32)	(0.28)	(0.77)	(0.41)

Decrease from distributions	(1.04)		(1.02)	(0.73)	(0.72)	(1.00)	(0.43)

Net asset value, end
of period	$15.67		$16.39	$17.84	$17.39	$15.95	$15.56

Total return(d)	1.96%		(2.37)%	7.05%	14.09%	9.53%	2.56%
Ratios to average net assets:
Net operating expenses	1.25	%(e)	1.25%	1.26%	1.26%	1.27%	1.30%
Net investment income	0.01	%(e)	0.70%	0.45%	0.97%	1.52%	1.19%
Supplemental data:
Portfolio turnover rate	16.2%		27.6%	23.4%	40.1%	29.9%	54.3%
Net assets, end of
period (000’s)	$328,605		$466,336	$391,494	$377,043	$409,163	$371,560

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(e)	Annualized.

36	See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2016		2015	2014	2013	2012	2011

Net asset value,
beginning of period	$16.14		$17.58	$17.14	$15.74	$15.35	$15.48

Increase (decrease) from
investment operations:(a)
Net investment
income (loss)(b)	(0.05)		(0.02)	(0.06)	0.04	0.11	0.07
Net realized and unrealized
gain (loss)	0.30		(0.53)	1.11	1.96	1.15	0.21

Increase (decrease) from
investment operations	0.25		(0.55)	1.05	2.00	1.26	0.28

Decrease from distributions:
Net investment income	(0.28)		(0.34)	(0.29)	(0.32)	(0.10)	—
Net realized gain on
investments	(0.63)		(0.55)	(0.32)	(0.28)	(0.77)	(0.41)

Decrease from distributions	(0.91)		(0.89)	(0.61)	(0.60)	(0.87)	(0.41)

Net asset value, end
of period	$15.48		$16.14	$17.58	$17.14	$15.74	$15.35

Total return(c)	1.56%		(3.14)%	6.29%	13.18%	8.76	1.76	%(d)
Ratios to average net assets:
Net operating expenses	2.00	%(e)	2.00%	2.01%	2.01%	2.02	2.06%
Net investment income (loss)	(0.68	)%(e)	(0.11)%	(0.32)%	0.26%	0.74	0.42%
Supplemental data:
Portfolio turnover rate	16.2%		27.6%	23.4%	40.1%	29.9	54.3%
Net assets, end of
period (000’s)	$73,987		$73,818	$82,359	$81,804	$77,882	$79,196

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge. Total returns for periods of less than one year are not annualized.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Annualized.

See Notes to Financial Statements.	37

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Six Months Ended		Year Ended September 30,

	March 31, 2016		2015	2014	2013	2012	2011

Net asset value,
beginning of period	$16.43		$17.89	$17.43	$15.99	$15.60	$15.62

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.03		0.16	0.12	0.21	0.27	0.24
Net realized and unrealized
gain (loss)	0.31		(0.55)	1.12	1.99	1.16	0.21

Increase (decrease) from
investment operations	0.34		(0.39)	1.24	2.20	1.43	0.45

Decrease from distributions:
Net investment income	(0.45)		(0.52)	(0.46)	(0.48)	(0.27)	(0.06)
Net realized gain on
investments	(0.63)		(0.55)	(0.32)	(0.28)	(0.77)	(0.41)

Decrease from distributions	(1.08)		(1.07)	(0.78)	(0.76)	(1.04)	(0.47)

Net asset value, end
of period	$15.69		$16.43	$17.89	$17.43	$15.99	$15.60

Total return(c)	2.10%		(2.16)%	7.36%	14.34%	9.81%	2.86%
Ratios to average net assets:
Net operating expenses	1.00	%(d)	1.00%	1.01%	1.01%	1.02%	1.05%
Net investment income	0.34	%(d)	0.92%	0.69%	1.31%	1.79%	1.45%
Supplemental data:
Portfolio turnover rate	16.2%		27.6%	23.4%	40.1%	29.9%	54.3%
Net assets, end of
period (000’s)	$3,467,465		$3,164,053	$3,136,324	$2,847,380	$2,280,940	$1,813,032

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

38	See Notes to Financial Statements.

Notes to Financial Statements (unaudited)	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each a diversified investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price (“NOCP”). If no sales or NOCPs are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities, other than commercial paper, for which market quotations are readily available are generally valued at the evaluated mean primarily based on the last bid and asked prices received from an independent pricing service. When no asked price is available, debt securities are valued at the evaluated bid price alone. Commercial paper is generally valued at the evaluated bid price provided by an independent pricing service. An evaluated price may include a variety of factors including the issue’s coupon rate, maturity, credit rating, yield, trade data, quoted prices of similar fixed income securities, and any other relevant market or security specific information.

Short-term investments in other open-end investment companies registered under the 1940 Act are valued at such investment companies’ NAVs.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

39

Notes to Financial Statements (unaudited)	IVA Funds

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours or securities for which there is a foreign market holiday when the NYSE is open, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement. The Funds adhere to U.S. GAAP fair value accounting standards that establish a single definition of fair value, create a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and require additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1	–	last traded prices in active markets for identical unrestricted investments

•	Level 2	–	other significant observable inputs (including quoted prices for similar or identical investments, amortized cost, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

•	Level 3	–	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

	Last Traded Prices
	in Active Markets
	for Identical	Other Significant	Significant
	Unrestricted	Observable	Unobservable
	Investments	Inputs	Inputs
ASSETS	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$2,406,774,284	—	—	$2,406,774,284
United States	1,876,047,999	—	—	1,876,047,999
Preferred stocks	116,490,191	—	—	116,490,191
Corporate notes & bonds	9,449,826	$264,565,295	—	274,015,121
Sovereign government bonds	—	44,028,497	—	44,028,497
Commodities	501,047,247	—	—	501,047,247
Short-term investments	157,000,000	3,320,759,786	—	3,477,759,786

Total assets	$5,066,809,547	$3,629,353,578	—	$8,696,163,125

LIABILITIES

Unrealized depreciation on
open forward foreign
currency contracts	—	$(19,110,774)	—	$(19,110,774)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2016, the Worldwide Fund had transfers of $2,342,038,116 from Level 2 to Level 1 as a result of the Fund using last traded prices. For the six months ended March 31, 2016 and year ended September 30, 2015, there were no Level 3 assets or liabilities held in the Worldwide Fund.

40

Notes to Financial Statements (unaudited)	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

	Last Traded Prices
	in Active Markets
	for Identical	Other Significant	Significant
	Unrestricted	Observable	Unobservable
	Investments	Inputs	Inputs
ASSETS	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$1,871,279,471	$22,135,176	—	$1,893,414,647
United States	109,106,687	—	—	109,106,687
Corporate notes & bonds	—	142,757,397	—	142,757,397
Sovereign government bonds	—	45,699,277	—	45,699,277
Commodities	253,898,310	—	—	253,898,310
Short-term investments	—	1,415,820,881	—	1,415,820,881
Miscellaneous securities	19,367,305	—	—	19,367,305

Total assets	$2,253,651,773	$1,626,412,731	—	$3,880,064,504

LIABILITIES

Unrealized depreciation on
open forward foreign
currency contracts	—	$(11,068,405)	—	$(11,068,405)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2016, the International Fund had significant transfers of $1,778,288,755 from Level 2 to Level 1 as a result of the Fund using last traded prices. For the six months ended March 31, 2016 and year ended September 30, 2015, there were no Level 3 assets or liabilities held in the International Fund.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are translated to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and change in unrealized gain or loss on investments.

Net realized foreign currency gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

41

Notes to Financial Statements (unaudited)	IVA Funds

The Funds follow the Financial Accounting Standards Board accounting standard for accounting for uncertainty in income taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (generally the current and the prior three tax years) and determined that no provision for income tax would be required in the Funds’ financial statements. Tax-related interest or penalties, if applicable, are to be disclosed in the Statements of Operations. For the six months ended March 31, 2016, the Funds did not incur any tax-related interest or penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Dividend and interest withholding taxes and capital gains taxes incurred, for the six months ended March 31, 2016, can be found in the Statements of Operations.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Custodian Risk. Cash is held at the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”). The Funds are subject to credit risk on any cash balance that exceeds the amount insured by the Federal Deposit Insurance Corporation to the extent that the Custodian may be unable to return cash held.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets. Investment advisory fees paid for the six months ended March 31, 2016 are disclosed in the Statements of Operations.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the six months ended March 31, 2016 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC serves as the Funds’ sole and exclusive distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

42

Notes to Financial Statements (unaudited)	IVA Funds

Note 3 – Investments

For the six months ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide	International
	Fund	Fund

Purchases	$739,328,620	$397,627,875

Sales	$1,563,409,700	$483,195,672

The cost basis of investments for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is as of March 31, 2016.

	Worldwide	International
	Fund	Fund

Cost basis of investments	$8,091,176,441	$3,780,739,286

Gross unrealized appreciation	$1,065,681,393	$353,631,884

Gross unrealized depreciation	$(460,694,709)	$(254,306,666)

Net unrealized appreciation	$604,986,684	$99,325,218

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the six months ended March 31, 2016, these instruments included forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the six months ended March 31, 2016, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

The following summary of derivative instruments and hedging activity for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at March 31, 2016.

Worldwide Fund

	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	$(19,110,774)

International Fund

	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	$(11,068,405)

43

Notes to Financial Statements (unaudited)	IVA Funds

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the six months ended March 31, 2016.

Worldwide Fund

			Change in
			Unrealized
			Appreciation/
Risk-Type Category	Derivative Instrument	Realized Gain	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$9,048,297	$(22,987,866)

International Fund

			Change in
			Unrealized
			Appreciation/
Risk-Type Category	Derivative Instrument	Realized Gain	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$1,368,095	$(13,300,548)

During the six months ended March 31, 2016, the Worldwide Fund had average notional values of $528,285,978 on forward foreign currency contracts to sell.

During the six months ended March 31, 2016, the International Fund had average notional values of $369,736,262 on forward foreign currency contracts to sell.

The following tables present, by counterparty, gross amounts of derivatives eligible for offsetting, gross amounts offset in the Statements of Assets and Liabilities and related collateral received and/or pledged, if any, that the Funds have elected to offset under their legally enforceable ISDA Master Netting Agreement with such counterparty. An ISDA Master Netting Agreement is an agreement between the Fund and the counterparty that governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral arrangements, if any. Offsetting mechanisms allow the Funds to pay or receive the net amount of all forward foreign currency contracts outstanding on a given settlement date. At March 31, 2016, the Funds had not elected to offset forward foreign currency contracts on the Statements of Assets and Liabilities.

Worldwide Fund
Net Exposure
	Gross Amount of	Gross Amount Offset		Presented in the
	Recognized	in the Statements of	Collateral	Statements of Assets
Counterparty	Liabilities	Assets and Liabilities	Pledged	and Liabilities

Forward foreign currency contracts State Street Bank & Trust Co.	$(19,110,774)	—	—	$(19,110,774)

International Fund

Net Exposure
	Gross Amount of	Gross Amount Offset		Presented in the
	Recognized	in the Statements of	Collateral	Statements of Assets
Counterparty	Liabilities	Assets and Liabilities	Pledged	and Liabilities

Forward foreign currency contracts State Street Bank & Trust Co.	$(11,068,405)	—	—	$(11,068,405)

44

Notes to Financial Statements (unaudited)	IVA Funds

Note 5 – Shares of Beneficial Interest

At March 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class of the Worldwide Fund were as follows:

Worldwide Fund

	Six Months Ended		Year Ended
	March 31, 2016		September 30, 2015

	Shares	Amount	Shares	Amount

Class A
Shares sold	5,434,476	$89,702,805	13,290,164	$234,871,598
Shares reinvested	3,963,837	65,086,198	4,918,248	85,184,058
Shares repurchased	(12,857,504)	(213,023,342)	(22,985,367)	(407,959,818)

Net Decrease	(3,459,191)	$(58,234,339)	(4,776,955)	$(87,904,162)

Class C
Shares sold	2,107,054	$34,471,741	4,320,523	$75,874,872
Shares reinvested	1,842,160	30,082,467	2,439,512	41,983,996
Shares repurchased	(7,363,243)	(120,393,478)	(12,786,141)	(224,692,972)

Net Decrease	(3,414,029)	$(55,839,270)	(6,026,106)	$(106,834,104)

Class I
Shares sold	36,988,489	$608,277,520	59,540,278	$1,058,055,536
Shares reinvested	13,113,463	215,323,061	16,286,303	281,915,897
Shares repurchased	(55,838,263)	(922,692,099)	(85,306,081)	(1,510,278,849)

Net Decrease	(5,736,311)	$(99,091,518)	(9,479,500)	$(170,307,416)

Transactions in shares of each class of the International Fund were as follows:

International Fund

	Six Months Ended		Year Ended
	March 31, 2016		September 30, 2015

	Shares	Amount	Shares	Amount

Class A
Shares sold	5,690,744	$93,999,007	10,120,136	$170,906,690
Shares reinvested	1,906,896	29,690,378	1,254,200	20,456,007
Shares repurchased	(15,084,018)	(233,650,302)	(4,855,980)	(82,595,152)

Net Increase (Decrease)	(7,486,378)	$(109,960,917)	6,518,356	$108,767,545

Class C
Shares sold	365,265	$5,670,715	387,412	$6,516,560
Shares reinvested	218,714	3,370,382	201,477	3,253,852
Shares repurchased	(380,269)	(5,887,625)	(699,906)	(11,796,917)

Net Increase (Decrease)	203,710	$3,153,472	(111,017)	$(2,026,505)

Class I
Shares sold	35,349,129	$550,998,435	32,542,430	$556,092,394
Shares reinvested	11,400,118	177,499,830	9,957,978	162,414,242
Shares repurchased	(18,360,265)	(290,265,527)	(25,212,075)	(430,663,236)

Net Increase	28,388,982	$438,232,738	17,288,333	$287,843,400

45

Notes to Financial Statements (unaudited)	IVA Funds

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The redemption fee is credited to the applicable Fund. The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

46

Additional Information (unaudited)	IVA Funds

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

47

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2015 and held for the six months ended March 31, 2016.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2016(a)
	Actual			Annualized	Expenses
	Total	Beginning	Ending	Expense	Paid During
	Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	1.99%	$1,000.00	$1,019.90	1.26%	$6.36
Class C	1.58%	1,000.00	1,015.80	2.01%	10.13
Class I	2.07%	1,000.00	1,020.70	1.01%	5.10
International Fund
Class A	1.96%	$1,000.00	$1,019.60	1.25%	$6.31
Class C	1.56%	1,000.00	1,015.60	2.00%	10.08
Class I	2.10%	1,000.00	1,021.00	1.00%	5.05

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2016
	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
	Total Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.70	1.26%	$6.36
Class C	5.00%	1,000.00	1,014.95	2.01%	10.13
Class I	5.00%	1,000.00	1,019.95	1.01%	5.10
International Fund
Class A	5.00%	$1,000.00	$1,018.75	1.25%	$6.31
Class C	5.00%	1,000.00	1,015.00	2.00%	10.08
Class I	5.00%	1,000.00	1,020.00	1.00%	5.05

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)
Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 366.

48

49

IVA Funds

www.ivafunds.com

Investment Adviser
International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor
IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
One Heritage Drive
Quincy, MA 02171-2105

Transfer Agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston MA, 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) The schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte

Michael W. Malafronte
President and Chief Executive Officer

Date:	May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte

Michael W. Malafronte
President and Chief Executive Officer

Date:	May 31, 2016

By:	/s/ Stefanie J. Hempstead

Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date:	May 31, 2016